SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2015

McGRAW HILL FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-1023		13-1026995
(Commission File Number)		(IRS Employer Identification No.)

1221 Avenue of the Americas New York, New York		10020
(Address of Principal Executive Offices)		(Zip Code)

(212) 512-2000
Registrant’s telephone number, including area code:

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 21, 2015, McGraw Hill Financial, Inc. (the “Company”) announced that Standard & Poor’s Ratings Services (“S&P Ratings”), the Company’s business unit registered with the Securities and Exchange Commission (the “SEC”) as a nationally recognized statistical rating organization, entered into administrative settlement agreements with the SEC relating to (i) six U.S. conduit/fusion commercial mortgage-backed securities (“CMBS”) transactions rated by S&P Ratings in 2011 and two additional U.S. conduit/fusion CMBS transactions from that period (the “2011 conduit/fusion CMBS matter”), (ii) certain 2012 publications concerning criteria and research relating to conduit/fusion CMBS (the “2012 CMBS criteria and research matter”) and (iii) S&P Ratings’ internal controls regarding changes made to an assumption used in surveilling certain U.S. residential mortgage-backed securities (the “RMBS matter”). In addition, the Company announced that S&P Ratings entered into settlement agreements with the Attorneys General of New York and Massachusetts relating to the 2011 conduit/fusion CMBS matter. S&P Ratings neither admitted nor denied the charges in these settlements. These settlements are final and are not subject to court approval.

In connection with the 2011 conduit/fusion CMBS matter, the SEC found that S&P Ratings violated Section 17(a)(1) of the Securities Act of 1933, as amended (the “Securities Act”), Section 15E(c)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rules 17g-2(a)(2)(iii) and 17g-2(a)(6) under the Exchange Act. In connection with the 2012 CMBS criteria and research matter, the SEC found that S&P Ratings violated Section 17(a)(1) of the Securities Act and Rule 17g-2(a)(6) under the Exchange Act. In connection with the RMBS matter, the SEC found that S&P Ratings violated Section 15E(c)(3) of the Exchange Act and Rules 17g-2(a)(2)(iii) and 17g-2(a)(6) thereunder.

In connection with these matters, the SEC ordered S&P Ratings censured and enjoined S&P Ratings from violating the aforementioned statutory provisions and rules, and ordered S&P Ratings to pay a total of $58 million, which includes civil money penalties as well as disgorgement and prejudgment interest of $7 million in connection with the 2011 conduit/fusion CMBS matter. S&P Ratings also agreed to pay a total of $19 million to the State of New York and the Commonwealth of Massachusetts in connection with the settlement of the 2011 conduit/fusion CMBS matter. In addition, in connection with the 2011 conduit/fusion CMBS matter, S&P Ratings agreed with the SEC to take a “time-out” from making preliminary or final ratings for any new U.S. conduit/fusion CMBS transaction until January 21, 2016, including engaging in any marketing activity related thereto. This undertaking does not prohibit S&P Ratings from engaging in surveillance of any outstanding conduit/fusion CMBS issues that S&P Ratings has previously rated.

A copy of the Company’s press release announcing these settlements is attached hereto as Exhibit 99.1. The related SEC administrative orders can be accessed at the SEC’s website, www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1           Press release dated January 21, 2015

Exhibit No.	Exhibit Description

99.1	Press release dated January 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 21, 2015	By:	/s/ Scott L. Bennett
			Name:	Scott L. Bennett
			Title:	Senior Vice President, Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated January 21, 2015